                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  July 30, 1998
                         -------------------------------
                        (Date of earliest event reported)




                        Capital One Financial Corporation
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                         1-13300                    54-1719854
-----------------------            ---------------           -------------------
(State of incorporation           (Commission File             (IRS Employer
or organization)                      Number)                Identification No.)




2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                                   22042
---------------------------------------                                ---------
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (703) 205-1000


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Item 5.  Other Events.
         ------------

         See attached press release.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         99.1. Press Release of the Company dated July 30, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            CAPITAL ONE FINANCIAL CORPORATION



  Dated:  July 31, 1998           By:     /s/John G. Finneran, Jr.
                                          --------------------------------------
                                          John G. Finneran, Jr.
                                          Senior Vice President, General Counsel
                                           and Secretary


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                                  EXHIBIT INDEX



         99.1     Press Release of the Company dated July 30, 1998.



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                                                                    Exhibit 99.1


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[CAPITAL ONE LOGO]

CAPITAL ONE FINANCIAL CORPORATION
2980 Fairview Park Drive
Suite 1400
Falls Church, VA 22042-4525


FOR IMMEDIATE RELEASE:                      Contact:    Paul Paquin
---------------------
July 30, 1998                                           V.P., Investor Relations
                                                        (703) 205-1039

                                                        Sam Wang
                                                        Manager, Media Relations
                                                        (703) 205-1180


         Capital One Announces Fourteenth Consecutive Quarterly Dividend

Falls Church, Va., (July 30, 1998) --- Capital One Financial  Corporation (NYSE:
COF) today announced a quarterly dividend of $.08 per share payable August 21, 1998 to stockholders of record as of August 13, 1998. This is the Company's fourteenth consecutive quarterly dividend since it became an independent company on February 28, 1995. Dividends declared by the Company are eligible for direct reinvestment in the Company's common stock under its Dividend Reinvestment and Stock Purchase Plan. For additional plan information, stockholders should contact First Chicago Trust Company of New York at (800) 446-2617.

         The Company also announced that it expects to continue repurchasing its common stock in order to mitigate the impact of shares issued through dividend reinvestment, associate stock purchase and option programs. Today, the Company's Board of Directors approved the repurchase of up to an additional 1,500,000 shares of the Company's common stock over the next two years, starting later in 1998. In July 1997, the Company initially announced share repurchase programs of up to 2,000,000 shares to mitigate the impact of shares issuable under benefit plans. As of June 30, 1998, the Company has repurchased 1,427,875 shares.

         Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.capitalone.com) is a holding company with more than 7,500 associates worldwide, whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer financial consumer lending products. Capital One's subsidiaries collectively had 13.6 million customers and $15.0 billion in managed loans outstanding as of June 30, 1998, and are among the largest providers of MasterCard and Visa credit cards in the world. Capital One trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 Index.

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